UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2025

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement
On December 19, 2025, Compass Group Diversified Holdings LLC (the “Company”) entered into a Fifth Amendment to Credit Agreement and Limited Waiver Agreement (the “Fifth Amendment”) and a Fifth Amendment Transaction Letter (the “Transaction Letter”), each with Bank of America, N.A. (the “Administrative Agent”), in its capacity as administrative agent for the lenders, swing line lender, and L/C issuer under that certain Third Amended and Restated Credit Agreement, dated as of July 12, 2022 (as amended, modified, extended, restated, replaced, or supplemented in writing from time to time, the “Credit Agreement”), and the lenders party to the Credit Agreement representing at least 50% of the total credit exposure of all lenders under the Credit Agreement (the “Consenting Lenders”). Pursuant to the Fifth Amendment, among other things, (i) the lenders will waive certain events of default that had occurred and were continuing prior to the Fifth Amendment, which include the events of default relating to certain financial covenants and/or Lugano Holding, Inc. (“Lugano”), the Company’s subsidiary which was the subject of a recently completed investigation, (ii) the aggregate revolving commitments under the Credit Agreement will revert back to $100,000,000, (iii) SOFR loans will bear interest at a rate per annum equal to the term SOFR, plus a margin ranging from 1.50% to 3.25% based on the Consolidated Total Leverage Ratio (as defined in the Credit Agreement), and base rate loans will bear interest at a rate per annum equal to the base rate, plus a margin ranging from 0.50% to 2.25% based on the Consolidated Total Leverage Ratio, (iv) the Company is required to repay 100% of the net cash proceeds received in respect of any Disposition (as defined in the Credit Agreement) or Deleveraging Transaction (as defined in the Transaction Letter), (v) the Company is required to deliver to the Administrative Agent a rolling 13-week forecast of cash flows every two weeks, together with a report showing a comparison of actual cash flows with recent forecast and an explanation of certain variances exceeding 10%, (vi) the Company is required to deliver to the Administrative Agent an updated budget consisting of a minimum 13-week cash flow forecast of Lugano entities (the “Lugano DIP Budget”) and certain other documents relating to the filing for protection by Lugano and certain of its subsidiaries under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on November 17, 2025 (the “Lugano Bankruptcy”), (vii) the Company is permitted to make investments, incur indebtedness and make Dispositions relating to the Deleveraging Transaction so long as no default or event of default exists or would result therefrom, (viii) the Company is restricted from paying its manager management fees exceeding $15,000,000 in any fiscal quarter, (ix) the Company is restricted from making certain Restricted Payments (as defined in the Credit Agreement) in excess of $10,000,000 in any fiscal quarter unless the Consolidated Total Leverage Ratio is less than or equal to 4.50:1.00, (x) the Company’s financial covenants with respect to its Consolidated Total Leverage Ratio, Consolidated Senior Secured Leverage Ratio (as defined in the Credit Agreement) and Consolidated Fixed Charge Coverage Ratio (as defined in the Credit Agreement) are revised for the periods after the quarter ending March 31, 2025, and (xi) the modification of the Lugano DIP Budget and certain documents in connection with the Lugano Bankruptcy and the Company’s debtor-in-possession loan to Lugano will require the prior written consent of the Administrative Agent or both the Administrative Agent and the Consenting Lenders.
Pursuant to the Transaction Letter, among other things, if the Consolidated Total Leverage Ratio of the Company is not less than 4.50:1.00 as of the last day of the fiscal quarters ending June 30, 2026, September 30, 2026, December 31, 2026 and March 31, 2027, respectively, the Company is required to pay to the Administrative Agent, for the ratable benefit of the lenders, the milestone fees in the amount of $5,000,000, $6,500,000, $8,000,000 and $9,500,000, respectively, subject to certain conditions.
The foregoing descriptions of the Fifth Amendment and the Transaction Letter are a summary only and are qualified in their entirety by reference to the complete text of the Fifth Amendment and the Transaction Letter, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Section 7     Regulation FD Disclosure
Item 7.01    Regulation FD Disclosure
On December 19, 2025, CODI issued a press release announcing entry into the Fifth Amendment. A copy of the press release is attached as Exhibit 99.1 hereto.
The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

10.1
Fifth Amendment to Credit Agreement and Limited Waiver Agreement, dated December 19, 2025, by and among Compass Group Diversified Holdings LLC, the Lenders party thereto, and Bank of America, N.A., in its capacity as Administrative Agent for the Lenders, Swing Line Lender and L/C Issuer

10.2
Fifth Amendment Transaction Letter, dated December 19, 2025, by and among Compass Group Diversified Holdings LLC, the Lenders party thereto, and Bank of America, N.A., in its capacity as Administrative Agent for the Lenders, Swing Line Lender and L/C Issuer

99.1	Press Release of CODI dated December 19, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2025	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2025	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer